LEASES	12 Months Ended
Dec. 30, 2017
LEASES
LEASES

G.LEASES

We lease certain real estate under operating lease agreements with original terms ranging from one to ten years. We are required to pay real estate taxes and other occupancy costs under these leases. Certain leases carry renewal options of five to fifteen years. We also lease motor vehicles, equipment, and an aircraft under operating lease agreements for periods of one to ten years. Future minimum payments under non-cancelable operating leases on December 30, 2017 are as follows (in thousands):

Operating
Leases
2018	$19,405
2019	13,187
2020	9,967
2021	7,778
2022	5,947
Thereafter	17,640
Total minimum lease payments	$73,924

Rent expense was approximately $22.3 million, $10.5 million, and $6.3 million in 2017, 2016, and 2015, respectively.